EXHIBIT 4.1






                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------

     We consent to the reference to our firm as experts under the caption "Experts" and to the use of our report dated November 2, 2000 in Amendment No. 1 to the Registration Statement (File No. 333-48808) and related Prospectus of Ranson Unit Investment Trusts, Series 100.




                                     ALLEN, GIBBS & HOULIK, L.C.

Wichita, Kansas
November 2, 2000